Exhibit 10.35(i)

ROCKWELL COLLINS, INC.
APPROVAL OF
AMENDMENT #2
to the
ROCKWELL COLLINS MASTER TRUST -
DEFERRED COMPENSATION AND NON-QUALIFIED SAVINGS AND NON-QUALIFIED PENSION PLANS
(as Amended and Restated effective October 11, 2007)

The undersigned, Laura A. Patterson, Vice President, Global Total Rewards & Labor Strategy, Rockwell Collins, Inc. (the “Company”), for and on behalf of the Company and pursuant to the authority provided to me by the Company’s Compensation Committee hereby approves Amendment #2 to the Rockwell Collins Master Trust - Deferred Compensation and Non-Qualified Savings and Non-Qualified Pension Plans (as Amended and Restated effective October 11, 2007) in the form attached hereto.
Dated this 1st day of November, 2018.

Laura A. Patterson
Vice President
Global Total Rewards & Labor Strategy

WELLS FARGO BANK, N.A.
APPROVAL OF
AMENDMENT #2
to the
ROCKWELL COLLINS MASTER TRUST -
DEFERRED COMPENSATION AND NON-QUALIFIED SAVINGS AND NON-QUALIFIED PENSION PLANS
(as Amended and Restated effective October 11, 2007)

The undersigned, Steven J. Gaglione, Vice President, Wells Fargo Bank, N.A. (the “Trustee”), for and on behalf of the Trustee and pursuant to the authority provided to me, hereby approves the Amendment #2 to the Rockwell Collins Master Trust - Deferred Compensation and Non-Qualified Savings and Non-Qualified Pension Plans (as Amended and Restated effective October 11, 2007) in the form attached hereto.
Dated this 1st day of November, 2018.

Steven J. Gaglione
Vice President

AMENDMENT #2
to the
ROCKWELL COLLINS MASTER TRUST -
DEFERRED COMPENSATION AND NON-QUALIFIED SAVINGS AND NON-QUALIFIED PENSION PLANS
(As Amended and Restated effective October 11, 2007)
The Rockwell Collins Master Trust - Deferred Compensation and Non-Qualified Savings and Non-Qualified Pension Plans, as amended and restated effective October 11, 2007 (the “Trust”), is hereby amended, effective October 8, 2018, in the following respects.

1.	Section 12 (Amendment or Termination) is amended in its entirety to read as follows:

(a)
This Trust Agreement may be amended by a written instrument executed by the Trustee and the Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of any Plan, as determined by the Company. Notwithstanding any other provision of this Trust Agreement to the contrary, no amendment may be made to this Trust Agreement that would (i) result in the imposition of penalty taxes or other adverse tax consequences under Section 409A to any participant or beneficiary in any Plan, (ii) result in a “material modification” within the meaning of Section 409A with respect to any Pre-2005 Plan, (iii) otherwise cause any Pre-2005 Plan to become subject to Section 409A, or (iv) add any other plan that is not listed on Appendix A hereto.

(b)	The Company may terminate this Trust prior to the time all benefit payments under the Plans have been made. All assets in the Trust at termination shall be returned to the Company.